Exhibit 99.8

SELECT POINTS CONCERNING

COMPANY’S VIEW OF ITS

SEC REPORTING OBLIGATIONS

TO DEBENTUREHOLDERS

A.	PURPORTED NOTICES OF DEFAULT (SERIES A/SERIES B) ARE INVALID AND WITHOUT MERIT.

1.	A “Notice of Default” must be provided by at least 25% of the recordholders (or by the Trustee). See Section 7.01 (which specifically refers to specially-defined persons called “Holders”) and the definition of “Holder” in Section 1.01 (a Holder is a person in whose name a debenture is “registered on the Registrar’s books”) in the Indenture relating to the debentures. Exhibits 1.01 and 1.02.

NEITHER “NOTICE OF DEFAULT” IS PROVIDED BY RECORDHOLDERS.

2.	A “Notice of Default” must be signed by the recordholders. See Section 1.04 (any notice must be signed by the recordholders in writing). Exhibit 1.03.

NEITHER “NOTICE OF DEFAULT” IS SIGNED AS THE INDENTURE REQUIRES.

3.	A “Notice of Default,” if given by an agent, must be accompanied by written proof of the agent’s appointment. See Section 1.04 (any notice to be given by Holders may be given in an instrument signed by an agent duly appointed in writing).

NEITHER “NOTICE OF DEFAULT” IS SIGNED BY A DULY-APPOINTED AGENT WITH WRITTEN PROOF OF APPOINTMENT. INDEED, THE PURPORTED SERIES B “NOTICE OF DEFAULT” DOES NOT EVEN IDENTIFY ANY DEBENTUREHOLDERS.

4.	The Trustee itself has not given a “Notice of Default.”

B.	WITHOUT A PROPER NOTICE OF DEFAULT CONCERNING THE COMPANY’S SEC REPORTS, ANY SUBSEQUENTLY-PROVIDED NOTICE OF ACCELERATION ATTEMPTING TO FORCE PAYMENT OF DEBENTURES IS, IN TURN, INVALID AND WITHOUT MERIT.

1.	A notice of acceleration can only be provided after a proper “Notice of Default” has been provided to the Company. See Section 7.01 (clause (g) (which refers to a failure to comply with the Company’s covenants under its Indenture (see Section 5.02)) is not an event of default unless recordholders first comply with the specific Indenture requirements). Exhibit 2.01.

NO PROPER “NOTICE OF DEFAULT” WAS PROVIDED (SERIES A OR SERIES B) TO THE COMPANY. THUS, THERE CAN BE NO PROPER NOTICE OF ACCELERATION.

2.	If a proper “Notice of Default” had been given, at least 25% of the recordholders must sign a notice of acceleration to make the Debentures in question immediately due and payable. See Section 7.02 (if a proper “Notice of Default” occurs and is continuing, a notice of acceleration may be given (in a proper manner)). Exhibit 2.02.

NO PROPER “NOTICE OF DEFAULT” OCCURRED. NO PROPER “NOTICE OF DEFAULT” IS CONTINUING. THUS, THERE CAN BE NO PROPER NOTICE OF ACCELERATION.

C.	SUBSTANTIVELY, THE COMPANY’S SEC REPORTING COVENANT ONLY REQUIRES THE FILING OF SEC REPORTS WITH THE TRUSTEE AFTER THE COMPANY FILES THE REPORTS WITH THE SEC. SEE SECTION 5.02.

1.	The plain meaning of the language is clear (file with the Trustee “after” filing with the SEC). Since the Company has not filed certain SEC reports with the SEC, none are due to be provided to the Trustee at this time.

The Indenture section in question (Section 5.02) states in relevant part:

“The Company shall file with the Trustee, within 15 days after it files [its] annual and quarterly reports . . . with the SEC, copies of its annual report and . . . other reports . . . which the Company is required to file with the SEC pursuant to Section 13 of the Exchange Act.” (emphasis added).

2.	Other companies do have explicit obligations to file their SEC reports on a timely basis with the Trustee. The Company does not.

Some examples are indenture provisions from a service company (Exhibit 3.01), a machinery company (Exhibit 3.02), an entertainment company (Exhibit 3.03), and a health care company (Exhibit 3.04).

3.	When one company had a potential breach of its SEC reporting covenant for its debentures because it was not timely in delivering SEC reports to the Trustee, it refinanced with a new Indenture provision only requiring the delivery of SEC reports to the Trustee after filing with the SEC. Compare Exhibit 3.05 with Exhibit 3.06 (a pharmaceutical company).

4.	The Company’s position is well-supported, among other things, by the legislative history of the Trust Indenture Act provision in question, a further comparative analysis, and the very context within which the Series A and Series B debentures were issued.

*            *            *

The points above contain forward-looking statements. Words such as “view” and similar expressions are used to identify these forward-looking statements as Company explanations of its view of the matter being discussed. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results may differ from the forward-looking statements for many reasons, including an adverse court determination, changes in law, rules or regulations and other actions of parties adverse to the Company and its contractual rights with respect to the Company’s outstanding debt obligations.

EXHIBITS

Item	Description
1.01	Section 7.01 of the December Indenture

1.02	Section 1.01 of the December Indenture

1.03	Section 1.04 of the December Indenture

2.01	Section 5.02 of the December Indenture

2.02	Section 7.02 of the December Indenture

3.01	Service Company Reporting Covenant

3.02	Machinery Company Reporting Covenant

3.03	Entertainment Company Reporting Covenant

3.04	Healthcare Company Reporting Covenant

3.05	Pharmaceutical Company Reporting Covenant (old)

3.06	Pharmaceutical Company Reporting Covenant (new)

Exhibit 1.01

Section 7.01. Events and Defaults. So long as any Securities are outstanding, each of the following shall be, with respect to each series of Securities, an “Event of Default”:

(a) following the exercise by the Holder of the right to convert a Security of either series in accordance with Article 11 hereof, the Company (x) fails to deliver the cash, shares of Common Stock, or (y) the required combination of cash and shares of Common Stock required to be delivered as part of the applicable Conversion Settlement Distribution when required;

(b) the Company defaults in its obligation to repurchase any Security of either series, or any portion thereof, upon the exercise by the Holder of such Holder’s right to require the Company to purchase such Securities pursuant to and in accordance with Section 3.07 or 3.08 hereof;

(c) the Company defaults in its obligation to redeem any Security of either series, or any portion thereof, called for redemption by the Company pursuant to and in accordance with Section 3.01 hereof;

(d) the Company defaults in the payment of the principal amount of any Security of either series when the same becomes due and payable at its Stated Maturity;

(e) the Company defaults in the payment with respect to any Security of either series of any Interest or Liquidated Damages, when due and payable, and continuance of such default for a period of 30 days past the applicable due date;

(f) the Company fails to provide a Designated Event Repurchase Notice or notice of the Effective Date of a Change of Control when due and such failure continues for 5 days after such notice was due;

(g) the Company fails to comply with any of the terms, agreements or covenants of the Company in the Securities or this Indenture (other than those referred to in clause (a) through clause (f) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

(h) a failure to pay when due at maturity or a default, event of default or other similar condition or event (however described) that results in the acceleration of maturity of any indebtedness of the Company or any Designated Subsidiary in an aggregate amount of $25 million or more, unless the acceleration is rescinded, stayed or annulled within 30 days after receipt by the Company of a Notice of Default;

(i) the entry by a court having jurisdiction in the premise of (A) a decree or order for relief in respect of the Company, any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the

Company or any Designated Subsidiary, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Designated Subsidiary under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order described in Clause (A) or (B) above unstayed and in effect for a period of 90 consecutive days; and

(j) the commencement by the Company, any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Designated Subsidiary to the entry of a decree or order for relief in respect of the Company or any Designated Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any Designated Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any Designated Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Designated Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Designated Subsidiary expressly in furtherance of any such action.

For the avoidance of doubt, clause (g) or (h) above shall not constitute an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities of the relevant series at the time outstanding notify the Company and the Trustee, of such default and the Company does not cure such default (and such default is not waived) within the time specified in clause (g) or (h) above, as applicable, after actual receipt of such notice. Any such notice must specify the default, demand that it be remedied and state that such notice is a “Notice of Default.”

The Trustee shall, within 90 days of the occurrence of an Event of Default known to it, give to the Holders of the Securities of each series notice of all uncured Events of Defaults known to it and written notice of any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, that the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of an Event of Default specified in clauses (a) through (e) of this Section 7.01.

Exhibit 1.02

Section 1.01. Definitions.

* * *

“Holder” or “Securityholder” means a Person in whose name a Security is registered on the Registrar’s books.

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Exhibit 1.03

Section 1.04. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in Section 13.02. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the register for the Securities.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) If the Company shall solicit from the Holders of either series of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of such series of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record of such series of Securities at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities of such series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities of such series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of such series of Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Exhibit 2.01

Section 5.02. SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates).

Exhibit 2.02

Section 7.02. Acceleration. If an Event of Default with respect to a series of Securities (other than an Event of Default specified in Section 7.01(i) or 7.01(j)) occurs and is continuing (the default not having been cured or waived), the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities of such series at the time outstanding by notice to the Company and the Trustee, may declare the principal amount of such series of Securities and any accrued and unpaid Interest and accrued and unpaid Liquidated Damages, if any, on all the Securities through the date of acceleration of such series to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 7.01(i) or 7.01(j) occurs and is continuing, the principal amount of the Securities of such series and any accrued and unpaid Interest and accrued and unpaid Liquidated Damages, if any, on all the Securities of such series through the date of acceleration shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount of the Securities of such series and any accrued and unpaid Interest and accrued and unpaid Liquidated Damages, if any, that have become due solely as a result of acceleration. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

Exhibit 3.01

Service Company – Reporting Covenant

The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

Exhibit 3.02

Machinery Company - Reporting Covenant

Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders or cause the Trustee to furnish to the Holders, within the time periods specified in the SEC’s rules and regulations: (1) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the Company were required to file reports; and (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. All such reports are required to be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K is required to include a report on the Company’s consolidated financial statements by the Company’s certified independent accountants. In addition, following the consummation of any Exchange Offer contemplated by any Registration Rights Agreement, the Company will file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the SEC will not accept such a filing). If, at any time after consummation of any Exchange Offer contemplated by any Registration Rights Agreement, the Company is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Company will nevertheless continue filing the reports specified in the preceding paragraph with the SEC within the time periods specified above unless the SEC will not accept such a filing. The Company will not take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Company’s filings for any reason, the Company will either (i) post the reports referred to in the preceding paragraphs on its website or (ii) deliver the reports to the Holders, in either case, within the time periods that would apply if the Company were required to file those reports with the SEC.

Exhibit 3.03

Entertainment Company - Reporting Covenant

The Company shall: (a) file with the Trustee, in accordance with Section 10.17 hereof, and in any event within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants for this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

(c) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Section 10.17 hereunder and subsections (a) and (b) of this Section as is required and not prohibited by rules and regulations prescribed from time to time by the SEC. At the Company’s request and at the Company’s expense, the Trustee shall deliver such documents to the Holders.

Exhibit 3.04

Healthcare Company - Reporting Covenant

THE COMPANY SHALL FILE WITH THE TRUSTEE AND THE COMMISSION, AND TRANSMIT TO HOLDERS, SUCH INFORMATION, DOCUMENTS AND OTHER REPORTS, AND SUCH SUMMARIES THEREOF, AS MAY BE REQUIRED PURSUANT TO THE TRUST INDENTURE ACT AT THE TIMES AND IN THE MANNER PROVIDED PURSUANT TO SUCH ACT; PROVIDED THAT ANY SUCH INFORMATION, DOCUMENTS OR REPORTS REQUIRED TO BE FILED WITH THE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE EXCHANGE ACT SHALL BE FILED WITH THE TRUSTEE WITHIN 15 DAYS AFTER THE SAME IS SO REQUIRED TO BE FILED WITH THE COMMISSION. DELIVERY OF SUCH REPORTS, INFORMATION AND DOCUMENTS TO THE TRUSTEE IS FOR INFORMATIONAL PURPOSES ONLY AND THE TRUSTEE’S RECEIPT OF SUCH SHALL NOT CONSTITUTE CONSTRUCTIVE NOTICE OF ANY INFORMATION CONTAINED THEREIN OR DETERMINABLE FROM INFORMATION CONTAINED THEREIN, INCLUDING THE COMPANY’S COMPLIANCE WITH ANY OF ITS COVENANTS HEREUNDER (AS TO WHICH THE TRUSTEE IS ENTITLED TO RELY EXCLUSIVELY ON OFFICERS’ CERTIFICATES).

Exhibit 3.05

Pharmaceutical Company - Reporting Covenant (old)

THE COMPANY SHALL FILE WITH THE TRUSTEE (AND THE COMMISSION IF AT ANY TIME AFTER THE INDENTURE BECOMES QUALIFIED UNDER THE TRUST INDENTURE ACT), AND TRANSMIT TO HOLDERS OF DEBENTURES, SUCH INFORMATION, DOCUMENTS AND OTHER REPORTS AND SUCH SUMMARIES THEREOF, AS MAY BE REQUIRED PURSUANT TO THE TRUST INDENTURE ACT AT THE TIMES AND IN THE MANNER PROVIDED PURSUANT TO SUCH ACT, WHETHER OR NOT THE DEBENTURES ARE GOVERNED BY SUCH ACT; PROVIDED THAT ANY SUCH INFORMATION, DOCUMENTS OR REPORTS REQUIRED TO BE FILED WITH THE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE EXCHANGE ACT SHALL BE FILED WITH THE TRUSTEE WITHIN FIFTEEN (15) DAYS AFTER THE SAME IS SO REQUIRED TO BE FILED WITH THE COMMISSION. DELIVERY OF SUCH REPORTS, INFORMATION AND DOCUMENTS TO THE TRUSTEE IS FOR INFORMATIONAL PURPOSES ONLY AND THE TRUSTEE’S RECEIPT OF SUCH SHALL NOT CONSTITUTE CONSTRUCTIVE NOTICE OF ANY INFORMATION CONTAINED THEREIN OR DETERMINABLE FROM INFORMATION CONTAINED THEREIN, INCLUDING THE COMPANY’S COMPLIANCE WITH ANY OF ITS COVENANTS HEREUNDER (AS TO WHICH THE TRUSTEE IS ENTITLED TO RELY EXCLUSIVELY ON AN OFFICERS’ CERTIFICATES).

Exhibit 3.06

Pharmaceutical Company - Reporting Covenant (new)

THE COMPANY SHALL FILE WITH THE TRUSTEE (AND THE COMMISSION IF AT ANY TIME AFTER THE INDENTURE BECOMES QUALIFIED UNDER THE TRUST INDENTURE ACT), AND TRANSMIT TO HOLDERS OF DEBENTURES, SUCH INFORMATION, DOCUMENTS AND OTHER REPORTS AND SUCH SUMMARIES THEREOF, AS MAY BE REQUIRED PURSUANT TO THE TRUST INDENTURE ACT AT THE TIMES AND IN THE MANNER PROVIDED PURSUANT TO SUCH ACT, WHETHER OR NOT THE DEBENTURES ARE GOVERNED BY SUCH ACT; PROVIDED THAT, NOTWITHSTANDING THE PROVISIONS OF THE TRUST INDENTURE ACT, ANY SUCH INFORMATION, DOCUMENTS OR REPORTS REQUIRED TO BE FILED WITH THE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE EXCHANGE ACT SHALL BE FILED WITH THE TRUSTEE WITHIN FIFTEEN (15) DAYS AFTER THE SAME IS FILED WITH THE COMMISSION. DELIVERY OF SUCH REPORTS, INFORMATION AND DOCUMENTS TO THE TRUSTEE IS FOR INFORMATIONAL PURPOSES ONLY AND THE TRUSTEE’S RECEIPT OF SUCH SHALL NOT CONSTITUTE CONSTRUCTIVE NOTICE OF ANY INFORMATION CONTAINED THEREIN OR DETERMINABLE FROM INFORMATION CONTAINED THEREIN, INCLUDING THE COMPANY’S COMPLIANCE WITH ANY OF ITS COVENANTS HEREUNDER (AS TO WHICH THE TRUSTEE IS ENTITLED TO RELY EXCLUSIVELY ON AN OFFICERS’ CERTIFICATE).